UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2017

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001706403
DBJPM 2017-C6 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-09	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2017, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, of DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class S and Class R Certificates (collectively, the “Private Certificates”) and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $973,738,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays”) and Academy Securities, Inc. (“Academy” and, together with DBSI, JPMS and Barclays, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 14, 2017 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (the “Retaining Sponsor”). DBSI and JPMS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated June 15, 2017, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $128,087,594, were sold to DBSI and JPMS (together with DBSI, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 14, 2017, among the Depositor, the Initial Purchasers and the Retaining Sponsor. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in DBJPM 2017-C6 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 196 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) the Retaining Sponsor, pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 14, 2017 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and the Retaining Sponsor, and (ii) JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 14, 2017 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB), between the Depositor and JPMCB.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from the Retaining Sponsor and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,863,367, were approximately $1,168,080,189. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $6,763,367 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 245 Park Avenue will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of May 30, 2017 (the “245 Park Avenue Trust 2017-245P Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor, entered into in connection with the 245 Park Avenue Trust 2017-245P and (b) that certain Co-Lender Agreement, dated as of May 30, 2017 (the “245 Park Avenue Co-Lender Agreement”), by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 4 Holder, and Barclays Bank PLC, as Initial Note 5 Holder.

The Mortgage Loan secured by the portfolio of mortgaged properties identified in the Prospectus as Gateway Net Lease Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Agreement Between Noteholders, dated as of May 25, 2017 (the “Gateway Net Lease Portfolio Co-Lender Agreement”), by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Notes Holder, Bank of America, N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial Note B-2 Notes Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Olympic Tower will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of May 6, 2017 (the “Olympic Tower 2017-OT Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, entered into in connection with the Olympic Tower 2017-OT Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of May 6, 2017 (the “Olympic Tower Co-Lender Agreement”), by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder.

The Mortgage Loan secured by the portfolio of mortgaged properties identified in the Prospectus as Starwood Capital Group Hotel Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of June 29, 2017 (the “Starwood Capital Group Hotel Portfolio Co-Lender Agreement”), by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as Starwood Note Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 211 Main Street will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Agreement Between Noteholders, dated as of April 28, 2017 (the “211 Main Street Co-Lender Agreement”), by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial B Notes Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 740 Madison will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of May 4, 2017 (the “740 Madison Co-Lender Agreement”), by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as iStar Leased Fee Portfolio will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of June 1, 2017 (the “MSC 2017-H1 Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, entered into in connection with the Morgan Stanley Capital I Trust 2017-H1 and (b) that certain Agreement Between Noteholders, dated as of March 30, 2017 (the “iStar Leased Fee Portfolio Co-Lender Agreement”), by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder.

The Mortgage Loan secured by the portfolio of mortgaged properties identified in the Prospectus as Save Mart Portfolio will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of June 1, 2017 (the “UBS 2017-C1 Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, entered into in connection with the UBS Commercial Mortgage Trust 2017-C1 and (b) that certain Agreement Among Noteholders, dated as of May 16, 2017 (the “Save Mart Portfolio Co-Lender Agreement”), by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, Deutsche Bank AG, New York Branch and Cantor Commercial Real Estate Lending, L.P., as Initial Junior Noteholder.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated June 15, 2017. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining the VRR Interest and by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR and Class G-RR Certificates (the “HRR Certificates”).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents approximately 2.69999992% of the aggregate initial Certificate Balance of all of the Certificates (other than the Class R Certificates). The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $28,683,816 (excluding accrued interest), representing approximately 2.44% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the Retained Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the Class R Certificates), by (ii) $24,170,112, which is the initial balance of the Retained Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $27,158,521, representing 2.31% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated June 7, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement, the 245 Park Avenue Trust 2017-245P Trust and Servicing Agreement, the Olympic Tower 2017-OT Trust and Servicing Agreement, the MSC 2017-H1 Pooling and Servicing Agreement, the UBS 2017-C1 Pooling and Servicing Agreement, the 245 Park Avenue Co-Lender Agreement, the Gateway Net Lease Portfolio Co-Lender Agreement, the Olympic Tower Co-Lender Agreement, the Starwood Capital Group Hotel Portfolio Co-Lender Agreement, the 211 Main Street Co-Lender Agreement, the 740 Madison Co-Lender Agreement, the iStar Leased Fee Portfolio Co-Lender Agreement, the Save Mart Portfolio Co-Lender Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement, dated as of June 14, 2017, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., Academy Securities, Inc. and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of May 6, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of June 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 4 Holder, and Barclays Bank PLC, as Initial Note 5 Holder.
Exhibit 4.7	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Notes Holder, Bank of America,

N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial Note B-2 Notes Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as Starwood Note Holder.
Exhibit 4.10	Agreement Between Noteholders, dated as of April 28, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial B Notes Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of May 4, 2017, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder.
Exhibit 4.13	Agreement Among Noteholders, dated as of May 16, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, Deutsche Bank AG, New York Branch and Cantor Commercial Real Estate Lending, L.P., as Initial Junior Noteholder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 15, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective June 14, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective June 14, 2017, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: June 29, 2017
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of June 14, 2017, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., Academy Securities, Inc. and German American Capital Corporation.	(E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.	(E)
4.3	Trust and Servicing Agreement, dated as of May 6, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.	(E)
4.4	Pooling and Servicing Agreement, dated as of June 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 4 Holder, and Barclays Bank PLC, as Initial Note 5 Holder.	(E)
4.7	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Notes Holder, Bank of America, N.A., as Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as Initial B-1 Notes Holder, and Bank of America, N.A., as Initial Note B-2 Notes Holder.	(E)
4.8	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder.	(E)
4.9	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as Starwood Note Holder.	(E)
4.10	Agreement Between Noteholders, dated as of April 28, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial B Notes Holder.
4.11	Co-Lender Agreement, dated as of May 4, 2017, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.	(E)
4.12	Agreement Between Noteholders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder.	(E)
4.13	Agreement Among Noteholders, dated as of May 16, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, Deutsche Bank AG, New York Branch and Cantor Commercial Real Estate Lending, L.P., as Initial Junior Noteholder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2017 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 15, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective June 14, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
	June 14, 2017, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.	(E)